UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 13, 2007 (December 7, 2007)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Gay Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of December 7, 2007, the Board of Trustees (the “Board”) of Glimcher Realty Trust (the “Registrant”) voted to approve the Registrant’s Amended and Restated Bylaws (the “Bylaws”).  The following is a summary of the changes effected by the Bylaws.  The summary of the amendments to the Bylaws set forth below is qualified in its entirety by reference to the Bylaws which are attached as Exhibit 3.16 to this report and incorporated by reference in this item.  For a complete understanding, the Bylaws should be read in their entirety.

General

The Bylaws include certain changes to language either for clarification purposes or to be consistent with the Maryland REIT Law (“MRL”) and, as applicable or by analogy, the Maryland General Corporation Law (“MGCL”).

Article I – Offices

Article I was amended to clarify that the Registrant’s principal office is required to be located in the State of Maryland, but the Registrant could have other offices, including a principal executive office, located anywhere in the world.

Article II –Shareholder Meetings

Place.  The limitation that shareholder meetings be held in the United States was removed and the Bylaws instead require that the meetings to be held at the Registrant’s principal executive office or such other place or places as stated in the notice(s) of the meeting.

Annual Meeting of Shareholders.  Consistent with the MGCL, the Bylaws specify that the Registrant’s failure to hold an annual meeting will not invalidate the Registrant’s existence or affect any otherwise valid act of the Registrant.

Special Meetings of Shareholders.  The Bylaws add the Chairman of the Board and the Registrant’s Chief Executive Officer to the list of persons who have authority to call special meetings of shareholders.  The Bylaws also require a majority, rather than one-third, of the Board to call a special meeting of shareholders and amend the previous provisions concerning the procedures by which a shareholder may request a special meeting by clarifying:   (a) the manner in which the shareholder may request the Board to set a record date for a special meeting of shareholders, (b) the circumstance under which a request for and notice of a special meeting of shareholders may be revoked, (c) the time frame for the Board to fix a record date for the special meeting of shareholders, (d) who is responsible for the costs of preparing and mailing the notice of a special meeting of shareholders, (e) the person or persons with the authority to set the time, date, and location of the special meeting of shareholders, and (f) the methods by which the Board may seek verification of the validity of a stockholder request for a special meeting.

Notice of Shareholder Meetings and Proxies. The Bylaws clarify that delivery of meeting notices to shareholders may be by any means permitted under Maryland law, including electronic delivery methods.  The former bylaws did not clearly specify delivery methods.  The Bylaws also provide that shareholders proxies may be executed in any manner permitted by law.

Organization and Conduct of Meetings of Shareholders; Quorum.  The Bylaws establish the procedures to select a chairperson of a meeting of shareholders and the powers of such position, which include the power to limit attendance at shareholder meetings to shareholders of record and their duly authorized proxies, to limit the time allotted to questions or comments to attendees, to determine when the polls should be opened and closed and to recess or adjourn a meeting of shareholders.  The Bylaws also give the shareholders present at a meeting of shareholders, the power to continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.  The former bylaws did not include comparable provisions.

Voting.  The Bylaws provide that voting may be by voice unless the chairman of the meeting orders voting to be by written ballot.  The Bylaws also clarify that the President, Vice President, general partner, managing member, or trustee, as the case may be, of a corporation, partnership, limited liability company, or other entity may vote the shares registered in the name of such entity.

Reports to Shareholders.  Consistent with the MRL, the Bylaws remove the requirement that the annual business tax report be delivered to the State Department of Assessments and Taxation of Maryland.

Nominations and Proposals by Shareholders.

Annual Meetings.  The Bylaws amend the provisions addressing the time for shareholders to submit notices of shareholder nominations or business proposals to the Registrant’s Secretary for consideration at an annual meeting of shareholders.  Under the Bylaws, shareholders must submit notice of trustee nominations or other business proposals to the Registrant’s Secretary not earlier than the 150th day nor later than 5 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders. The former bylaws required that such notice be given not less than 60 days nor more than 90 days prior to the first anniversary of the meeting date for the preceding year’s annual meeting of shareholders.  The Bylaws also address the issue of timely notice if the Board increases or decreases the minimum or maximum number of trustees that may be elected to the Board and there is no public announcement of this action at least 130 days, as opposed to 70 days under the former bylaws, prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders. The former bylaws only addressed increases in the size of the Board. Under the Bylaws, shareholders must submit trustee nominations for new positions created by an increase in the size of the Board to the Registrant no later than the tenth day following the date on which the change in the size of the Board is publicly announced.  The Bylaws also require certain information be included in any shareholder nomination or business proposal, including disclosure with respect to “shareholder associated persons,” defined to include persons under direct or indirect common control, or acting in concert with, a shareholder for such purposes.

Special Meetings.  With regard to special meetings of shareholders, the Bylaws provide that, to be timely, shareholder notices regarding trustee nominations and business proposals in connection with a special meeting must be delivered to the Registrant’s Secretary not earlier than the 120th day prior to the special meeting date and not later than 5 p.m. Eastern Time on the later of the 90th day prior to the special meeting date or the tenth day following the day on which the date of the special meeting is publicly announced.  Under the former bylaws, the notices were to be sent no earlier than the 90th day prior to the special meeting date and not later than the close of business for the Registrant on the later of the 60th day prior to the special meeting date or the tenth day following the day on which the date of the special meeting is publicly announced.

The Bylaws also require a shareholder proposing a nomination for election to the Board or other business proposal for an annual or special meeting of shareholders to provide written verification, upon written request by the Registrant’s Secretary, Board, or any committee thereof, of the accuracy of any information submitted by the shareholder.  The former bylaws did not contain a comparable provision.

Written Consents by Shareholders.  The Bylaws clarify that shareholder consents may be provided by writing or by electronic transmission, as permitted by Maryland law.

Article III – Board of Trustees

Number.  The Bylaws add a provision that mirrors the language of the Registrant’s Declaration of Trust regarding the range of the number of trustees that the Registrant may have serving on the Board at any one time.  The former bylaws did not specify the range.

Annual Meeting.  The Bylaws clarify the time and location of where the Board’s annual meeting may be held and provide the Board with the authority to determine the time and location of such meeting.  The former bylaws required the annual meeting of the Board to take place immediately after the annual meeting of shareholders at the place of the annual meeting of shareholders.

Notice.  The Bylaws authorize delivery of notice via electronic transmission, including electronic mail, and clarify the time at which each type of notice will be considered delivered.

Voting; Quorum. The Bylaws provide that if enough trustees have withdrawn from a meeting so as to leave less than a quorum, but the meeting has not been adjourned, the remaining trustees may continue to transact business and the action of the majority of that number of trustees necessary to constitute a quorum at such meeting will constitute the action of the Board. The former bylaws did not address this circumstance.

Consent in Lieu of a Meeting.  The Bylaws provide that written consents by trustees may be given via electronic transmission in addition to a signed writing as was provided in the former bylaws.

Compensation.  The Bylaws clarify that trustee compensation may be in the form of cash and non-cash remuneration or a combination of either.

Ratification.  The Bylaws provide that the Board, duly authorized Board committees, and the shareholders may ratify certain actions taken by the Registrant that are the subject of a shareholder derivative proceeding before or after judgment.  The former bylaws did not address this circumstance.

Chairman and Vice Chairman of the Board.  The Bylaws remove these positions from Article V – Officers and describe these positions under Article III – Trustees.

Article IV – Committees

Number.  The Bylaws permit one member committees consistent with Maryland law.  The former bylaws required committees to have two or more members.

Meetings.  The Bylaws provide that the chairman of the committee or a majority of its members may provide for the time and place for meetings of the committee.  The Bylaws clarify that the notice of meeting should be provided in the same manner as for notice of special meetings of the Board.  The Bylaws provide that members present at a meeting, whether or not they constitute a quorum, may appoint another trustee to act in the place of an absent member, provided such appointment is permitted by prevailing law.

Quorum. The Bylaws (a) clarify the chain of command in absence of an appointed committee chairman; (b) provide that that if enough committee members have withdrawn from a committee meeting so as to leave less than a quorum, but the meeting has not been adjourned, then the remaining committee members may continue to transact business; and (c) provide that a majority of the trustees duly appointed and serving on the committee shall constitute a quorum for transacting business, provided that, if a greater percentage is required for an action to be taken, then a quorum shall include a majority of such group. The former bylaws did not address this circumstance.

Voting.   The Bylaws provide that the action of a majority of committee members present at a committee meeting at which a quorum is present shall be the action of the committee, unless a greater proportion is otherwise required. The former bylaws did not contain such a provision.

Consent in Lieu of a Meeting.  The Bylaws provide that written consents by trustees may be given via electronic transmission in addition to a signed writing as was provided in the former bylaws.

Vacancies.  The Bylaws address the power of the Board to fill vacancies on the committee, designate alternative members, replace absent or disqualified members, or dissolve the committee.  The former bylaws did not address these issues.

Article V – Officers

General.  The Bylaws clarify that the Board may delegate to the Registrant’s other officers the power to appoint officers.  Consistent with Maryland law, the Bylaws clarify the officers that the Registrant is required to have. The former bylaws did not contain such a provision.

Removal and Resignation.  The Bylaws add President to the list of officers to whom any resigning officer may submit a notice of resignation.

Vacancy.  The Bylaws clarify that an appointing officer, in addition to the Board, may fill a vacancy in an office.

Chief Executive Officer.  The Bylaws clarify the powers of the Chief Executive Officer to specifically include the power to appoint certain officers, execute certain documents, and take certain authorized actions.

President.  The Bylaws clarify the powers of the President to specifically include the power to appoint certain officers, execute certain documents, take certain authorized actions as well as preside over meetings of the Board or shareholders if the Chairman or Vice Chairman of the Board are not present at such meetings.  The Bylaws clarify the role of President in the absence of a Chief Executive Officer and Chief Operating Officer.  The Bylaws remove the requirement that the President be an ex officio member of all Board committees.

Vice President.  The Bylaws clarify how and when a Vice President would assume the duties of the President in the event of a vacancy in the office of the President.

Treasurer.  The Bylaws clarify that in the absence of a designated Chief Financial Officer, the Treasurer shall be the Chief Financial Officer of the Registrant.  The former bylaws did not contain such a provision.  The Bylaws also clarify the reporting duties of the Treasurer.

Compensation.  The Bylaws clarify that the Board, as permitted by applicable law or rule, may authorize any officer of the Registrant who is authorized to appoint officers or any Board committee to fix the compensation of the Registrant’s officers.  The former bylaws did not specify such powers.

Article VI – Finance

Contracts.  The Bylaws clarify who has the power to authorize officers of the Registrant to execute documents on behalf of the Registrant and the limitations of such power.  The former bylaws did not specify such powers.

Checks and Drafts.  The Bylaws clarify the list of persons authorized to sign checks or payment orders on behalf of the Registrant.

Deposits.  The Bylaws clarify who has the authority to determine how undeposited funds will be deposited or invested and to designate a depository for funds of the Registrant.

Article VII – Shares

The Bylaws add a new section permitting the Registrant to issue shares without physical certificates for some or all classes or series of shares of the Registrant and that a shareholder is not entitled to demand a certificate.  The Bylaws also clarify the authority of the Board to make rules or regulations, consistent with applicable law, the Bylaws, and the Registrant’s Declaration of Trust, concerning the transfer and registration of Registrant’s shares.

Article XII – Indemnification

The Bylaws provide the Registrant with the flexibility to indemnify any person who is a current or former officer or trustee of the Registrant or employee or agent of the Registrant to the maximum extent available under Maryland law.  The Bylaws remove shareholders from list of persons or entities covered by this provision.

Item 9.01 Exhibits.

(d)	Exhibits

3.16	Glimcher Realty Trust Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

Date: December 13, 2007	/s/ Kim A. Rieck Kim A. Rieck Senior Vice President, General Counsel & Secretary